                           STATE OF CALIFORNIA

                                 [SEAL]

                                                                [STAMP]

                           SECRETARY OF STATE

     I, BILL JONES, Secretary of State of the State of California, hereby certify:

     That the attached transcript of 1 page(s) has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.



[SEAL]                         IN WITNESS WHEREOF, I execute this
                                 certificate and affix the Great Seal of
                                 the State of California this day of


                                                NOV 17, 1998
                                 -------------------------------------------
                                               /s/ Bill Jones

                                              Secretary of State

           CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF
                              SERENA SOFTWARE, INC.

     RICHARD A. DOERR and VITA STRIMAITIS hereby certify that:

     1. They are the President and Assistant Secretary, respectively, of SERENA Software, Inc., a California corporation (the "Corporation").

     2. Article Four of the Corporation's Articles of Incorporation is amended and restated to read as follows:

     "This corporation is authorized to issue one class of shares designated Common Stock. The total number of shares of Common Stock this corporation shall have the authority to issue is 60,000,000. Upon the filing of this Certificate of Amendment of Articles of Incorporation, each share of Common Stock shall be split and converted into one and one-half (1 1/2) shares of Common Stock. No fractional shares will be issued upon such stock split; any fractional shares will be rounded up to the nearest whole share."

     3. The foregoing amendment of the Corporation's Articles of Incorporation has been duly approved by the Corporation's Board of Directors.

     4. Pursuant to Section 902(c) of the California Corporations Code, approval of the Corporation's shareholders is not required to effect this amendment to the Corporation's Articles of Incorporation.

     The undersigned further certify under penalty of perjury under the laws of the State of California that they have read the foregoing Certificate of Amendment of Articles of Incorporation and know the contents thereof, and that the statements made therein are true and correct.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment of Articles of Incorporation at Burlingame, California on November 12, 1998.

                                        /s/ Richard A. Doerr
                                        ------------------------------------
                                        RICHARD A. DOERR, President


                                        /s/ Vita Strimaitis
                                        ------------------------------------
                                        VITA STRIMAITIS, Assistant Secretary

                            CERTIFICATE OF AMENDMENT OF
                            ARTICLES OF INCORPORATION OF
                           SERENA SOFTWARE INTERNATIONAL

RICHARD A. DOERR and VITA STRIMAITIS hereby certify that:

1. They are the President and Assistant Secretary, respectively, of SERENA Software International, a California corporation (the "Corporation").

2. Article Four of the Corporation's Articles of Incorporation is amended and restated to read as follows:

         "This corporation is authorized to issue one class of shares designated Common Stock. The total number of shares of Common Stock this corporation shall have the authority to issue is 40,000,000.
         Upon the filing of this Certificate of Amendment of Articles of Incorporation, each share of Common Stock shall be split and converted into one and one-half (1-1/2) shares of Common Stock. No fractional shares will be issued upon such stock split; any fractional shares will be rounded up to the nearest whole share."

3. The foregoing amendment of the Corporation's Articles of Incorporation has been approved by the Corporation's Board of Directors.

4. Pursuant to Section 902-C- of the California Corporations Code, approval of the Corporation's shareholders is not required to effect this amendment to the Corporation's Articles of Incorporation.

    The undersigned further certify under penalty of perjury under the laws of the State of California that they have read the foregoing Certificate of Amendment of Articles of Incorporation and know the contents thereof, and that the statements made therein are true and correct.

    IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment of Articles of Incorporation at Burlingame, California on August 30, 1998.


                                                           /s/ Richard A. Doerr
                                                          ---------------------
                                                    RICHARD A. DOERR, President

                                                            /s/ Vita Strimaitis
                                                          ---------------------
                                           VITA STRIMAITIS, Assistant Secretary

                                 SECRETARY OF STATE

          I, BILL JONES, Secretary of State of the State of California, hereby certify:

     That the attached transcript has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.

                                  IN WITNESS WHEREOF, I execute
                                     this certificate and affix the Great
                                     Seal of the State of California this

                                                              JUL 10 1998
                                                              -----------

                                   [STAMP OMITTED]

                                                             /s/ Bill Jones
                                                         Secretary of State

                            CERTIFICATE OF AMENDMENT OF
                            ARTICLES OF INCORPORATION OF
                           SERENA SOFTWARE INTERNATIONAL

          RICHARD A. DOERR and VITA STRIMAITIS hereby certify that:

     1. They are the President and Assistant Secretary, respectively, of SERENA Software International, a California corporation (the "Corporation").

     2. Article Four of the Corporation's Articles of Incorporation is amended and restated to read as follows:

    "This corporation is authorized to issue one class of shares designated Common Stock. The total number of shares of Common Stock this corporation shall have the authority to issue is 40,000,000."

    3. The foregoing amendment of the Corporation's Articles of Incorporation has been duly approved by the Corporation's Board of Directors.

     4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of the Corporation's shareholders in accordance with Sections 902 and 903 of the Corporations Code. The total number of outstanding shares of Common Stock of this Corporation is 7,563,200. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was a majority of the outstanding shares of Common Stock.

     The undersigned further certify under penalty of perjury under the laws of the State of California that they have read the foregoing Certificate of Amendment of Articles of Incorporation and know the contents thereof, and that the statements made therein are true and correct.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment of Articles of Incorporation at Burlingame, California on July 8, 1998.

                                   [STAMP OMITTED]

                                                         /s/ Richard A. Doerr
                                                   ---------------------------
                                                   Richard A. DOERR, President


                                                           /s/ Vita Strimaitis
                                          ------------------------------------
                                          VITA STRIMAITIS, Assistant Secretary

                              SECRETARY OF STATE

          I, BILL JONES, Secretary of State of the State of California, hereby certify:

          That the attached transcript has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.

                                      IN WITNESS WHEREOF, I execute
                                         this certificate and affix the Great
                                         Seal of the State of California this

                                                                   OCT - 8 1997
                                                                   ------------

                              [STAMP OMITTED]

                                                                 /s/ Bill Jones
                                                             ------------------
                                                             Secretary of State

                                 SECRETARY OF STATE

                                   [STAMP OMITTED]

     I, BILL JONES, Secretary of State of the State of California, hereby certify:

     That the attached transcript has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.

                                     IN WITNESS WHEREOF, I execute
                                        this certificate and affix the Great
                                        Seal of the State of California this

                                                                  JUN 27 1997
                                                                  -----------

                                   [STAMP OMITTED]

                                                               /s/ Bill Jones

                                                           Secretary of State

                          CERTIFICATE OF CORRECTION
                        OF CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION
                                       OF
                         SERENA SOFTWARE INTERNATIONAL

Loki Efaw and Vita Strimaitis certify that:

1. They are the Vice President and Assistant Secretary, respectively, of SERENA Software International, a California corporation.

2. The name of the corporation filing this certificate is SERENA Software International; it is a California corporation.

3. The instrument being corrected is entitled "CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF SERENA SOFTWARE INTERNATIONAL." It was filed in the office of the Secretary of State of the State of California on June 25, 1997.

4. Paragraph 2 of the CERTIFICATE OF AMENDMENT is corrected to read as follows:

          Article Four of the Articles of Incorporation of this corporation is amended to read as follows:

          "This corporation is authorized to issue only one class of shares, which shall be designated "common" shares. The total authorized number of shares which may be issued is ten million (10,000,000) shares. Upon amendment of this Article to read as herein set forth, each outstanding share is split and converted into 70,000 shares."

5. Paragraph 2 as corrected and set forth above, conforms the wording of amendment to the wording of the amendment in the resolution or written consent approving the amendment adopted by the board of directors and the shareholders.

                              CERTIFICATE OF AMENDMENT
                                         OF
                             ARTICLES OF INCORPORATION

The undersigned certify that:

1. They are the president and the secretary, respectively, of_________________ SERENA Software International ________________________________, a
    California corporation.


2. Article FOUR of the Articles of Incorporation of this corporation is amended to read as follows:

    "THIS CORPORATION IS AUTHORIZED TO ISSUE ONLY ONE CLASS OF SHARES, WHICH shall be designated "common" shares. The total authorized number of such SHARES WHICH MAY BE ISSUED IS 10,000,000 (TEN MILLION) SHARES.".

3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 96. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

                                        /s/ Richard A. Doerr
DATE: June 23, 1997                     --------------------------
     -------------                      (Signature of President)

                                        Richard A. Doerr
                                        --------------------------
                                       (Typed name of President), President


                                        /s/ Jon F. Veloski
                                        --------------------------
                                       (Signature of Secretary)

                                        John F. Veloski
                                        --------------------------
                                        (Typed name of Secretary), Secretary

                                 SECRETARY OF STATE

                                CORPORATION DIVISION

     I, BILL JONES, Secretary of State of the State of California, hereby certify:

     That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that same is full, true and correct.

                                   IN WITNESS WHEREOF, I execute
                                      this certificate and affix the Great
                                      Seal of the State of California this

                                                                FEB 7 1996
                                                                ----------

                                   [STAMP OMITTED]

                                                             /s/ Bill Jones

                                                          Secretary of State

                              CERTIFICATE OF AMENDMENT
                                         OF
                             ARTICLES OF INCORPORATION

The undersigned certify that:

1. They are the president and the secretary, respectively, of SERENA CONSULTING, a California corporation.

2. Article ONE of the Articles of Incorporation of this corporation is amended to read as follows:

    "THE NAME OF THIS CORPORATION IS SERENA SOFTWARE INTERNATIONAL"

3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 100. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

                                          /s/ Douglas D. Troxel
DATE: January 4, 1996                     -------------------------
     ---------------                     (Signature of President)

                                          Douglas D. Troxel
                                          -------------------------
                                         (Typed name of President), President


                                         /s/ Athena P. Troxel
                                         ----------------------------
                                         (Signature of Secretary)

                                         Athena P. Troxel
                                         -----------------------------
                                        (Typed name of Secretary), Secretary

                                STATE OF CALIFORNIA
                                 SECRETARY OF STATE

      I, BILL JONES, Secretary of State of the State of California, hereby certify:

      That the annexed transcript has been compared with the record on file in this office, of which it purports to be a copy, and that same is full, true and correct.

                                        IN WITNESS WHEREOF, I execute
                                           this certificate and affix the Great
                                           Seal of the State of California this

                                                                    Sep 03 1980
                                                                    -----------

                                   [STAMP OMITTED]

                                                                 /s/ Bill Jones
                                                                 --------------
                                                             Secretary of State

                                STATE OF CALIFORNIA
                          OFFICE OF THE SECRETARY OF STATE

     I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

     That the annexed transcript has been compared with the record on file in this office, of which it purports to be a copy, and that same is full, true and correct.

                                      IN WITNESS WHEREOF, I execute
                                         this certificate and affix the Great
                                         Seal of the State of California this

                                                                   JUN 20 1980
                                                                   -----------

                                   [STAMP OMITTED]

                                                              /s/ March Fong Eu
                                                              -----------------
                                                              Secretary of State

                             ARTICLES OF INCORPORATION

                                         OF

                                 SERENA CONSULTING

               ONE: The name of this corporation is SERENA CONSULTING.

               TWO: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

               THREE:    The name and address in this state of the
corporation's initial agent for service of process is Douglas D. Troxel, 908 Wharfside, San Mateo, California.

               FOUR:     This corporation is authorized to issue only one
class of shares, which shall be designated "common" shares. The total authorized number of such shares which may be issued is 1000 shares.

               Dated:  June 17, 1980

                                                          /s/  Douglas D. Troxel
                                                          ----------------------
                                                               Douglas D. Troxel

               I declare that I am the person who executed the above Articles of Incorporation, and such instrument is my act and deed.

                                                          /s/  Douglas D. Troxel
                                                          ----------------------
                                                               Douglas D. Troxel